Exhibit 24.1


June 12, 2002


Raymond D. Hill, James A. Ward and Elizabeth B. Chandler


Dear Sirs:

         SIUK, plc (the "Company") proposes to file or join in the filing of statements under the Securities Exchange Act of 1934, as amended, with the Securities and Exchange Commission with respect to the following: (1) the filing of the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2002, and (2) the Company's Quarterly Reports on Form 10-Q for the quarters ended June 30, 2002, September 30, 2002 and December 31, 2002 and (3) the Company's Current Reports on Form 8-K during the Company's fiscal year 2003 (collectively the "34 Act Reports").

         SIUK, plc and the undersigned directors and officers of said Company, individually as a director or as an officer of the Company, hereby make, constitute and appoint each of you our true and lawful Attorney for each of us and in each of our names, places and steads to sign and cause to be filed with the Securities and Exchange Commission in connection with the foregoing said 34 Act Reports and any appropriate amendment or amendments thereto and any necessary exhibits.

                                                    Yours very truly,

                                                    SIUK PLC

                                                    By
                                                    -------------------------
                                                    Richard F. Owen
                                                    Chairman and Chief Executive
                                                    Officer


---------------------------------         -----------------------------------
Richard F. Owen                           D. Charl S. Oosthuizen
Chairman and Chief Executive Officer      Chief Accounting and Financial Officer


---------------------------------         -----------------------------------
Robert A. Symons                          Maurice E. Fletcher
Director                                  Director


---------------------------------         -----------------------------------
Robert W. Burke                           Roger L. Petersen
Director                                  Director


---------------------------------         -----------------------------------
Rick L. Klingensmith                      Christopher J. Edwards
Director                                  Director

                          UNANIMOUS WRITTEN CONSENT OF
                       THE BOARD OF DIRECTORS OF SIUK, plc
                     TO THE ADOPTION OF CERTAIN ACTIONS AND
                         RESOLUTIONS IN LIEU OF MEETING

     The Undersigned, being all of the members of the Board of Directors of SIUK, plc (the "Company"), do hereby approve and adopt as of June 12, 2002, the following action and resolution with respect to a Power of Attorney to execute documents filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934.

     RESOLVED, that, for the purpose of signing reports to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, including the filing of (1) the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2002, (2) the Company's Quarterly Reports on Form 10-Q for the quarters ended June 30, 2002, September 30, 2002 and December 31, 2002 and Current Reports on Form 8-K during the Company's fiscal year 2003 and (3) the filing of any amendment or amendments with respect to such filings, the Company, the members of the Company's board of directors and the Company's officers are authorized to give their several powers of attorney to each of Raymond D. Hill, James A. Ward and Elizabeth B. Chandler.


---------------------------------         -----------------------------------
Richard F. Owen                           D. Charl S. Oosthuizen
Chairman and Chief Executive Officer      Chief Accounting and Financial Officer


---------------------------------         -----------------------------------
Robert A. Symons                          Maurice E. Fletcher
Director                                  Director


---------------------------------         -----------------------------------
Robert W. Burke                           Roger L. Petersen
Director                                  Director


---------------------------------         -----------------------------------
Rick L. Klingensmith                      Christopher J. Edwards
Director                                  Director